Rule 497(d)

                                     FT 972

                 Supplement to the Prospectus dated May 2, 2005

       Notwithstanding anything to the contrary in the Prospectus, evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

March 9, 2006